UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22492

MainGate Trust
(Exact name of registrant as specified in charter)

6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Address of principal executive offices) (Zip code)

Geoffrey Mavar
6075 Poplar Avenue, Suite 720, Memphis, TN 38119
(Name and address of agent for service)

(901) 537-1866
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2020

Item 1. Reports to Stockholders.

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

Semi-Annual Report

2020

*Please see first page of the report for important information regarding future delivery of shareholder reports.

FRONT COVER | NOT PART OF REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a web site, and you will be notified by mail each time a report is posted and provided with a web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-855-657-3863 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-855-657-3863 to let the Fund know of your request.

MainGate MLP Fund

Class A (AMLPX)

Class C (MLCPX)

Class I (IMLPX)

6075 Poplar Avenue, Suite 720  |  Memphis, TN 38119  |  855.MLP.FUND (855.657.3863)  |  www.maingatefunds.com

Semi-Annual Report

May 31, 2020

SEMI-ANNUAL REPORT 2020  •  3

MainGate mlp fund

Dear Shareholder,

The MainGate MLP Fund had the following performance as of May 31, 2020.

	CUMULATIVE RETURNS			AVERAGE ANNUAL RETURNS
	Inception	Fiscal	Since	1	5	Since
	Date	YTD	Inception	Year	Year	Inception
MainGate MLP Fund – Class A	2/17/11	-22.11%	-23.48%	-33.62%	-13.99%	-2.84%
without load
MainGate MLP Fund – Class A	2/17/11	-26.53%	-27.88%	-37.40%	-15.01%	-3.46%
with 5.75% maximum front-end load
MainGate MLP Fund – Class I	2/17/11	-22.12%	-21.73%	-33.52%	-13.79%	-2.60%
S&P 500 Index	2/17/11	-2.10%	175.64%	12.84%	9.86%	11.54%
Alerian MLP Total Return Index	2/17/11	-24.26%	-26.47%	-34.74%	-12.93%	-3.26%
MainGate MLP Fund – Class C	3/31/14	-22.47%	-51.73%	-34.21%	-14.65%	-11.14%
without load
MainGate MLP Fund – Class C	3/31/14	-23.20%	-51.73%	-34.80%	-14.65%	-11.14%
with 1.00% Contingent Deferred
Sales Charge
S&P 500 Index	3/31/14	-2.10%	84.50%	12.84%	9.86%	10.44%
Alerian MLP Total Return Index	3/31/14	-24.26%	-50.05%	-34.74%	-12.93%	-10.64%

Expense Ratios (Gross/Net): A Shares = 1.70%/1.70% | C Shares = 2.45%/2.45% | I Shares = 1.45%/1.45%. Net expense ratios represent the percentages paid by investors and reflect a 0.00% deferred income tax expense which represents the performance impact of accrued deferred tax liabilities across the Fund, not individual share classes, for the fiscal year ended November 30, 2019 (the Fund did not have a current tax expense or benefit due to a valuation allowance). The Fund’s adviser has contractually agreed to cap the Fund’s total annual operating expenses (excluding brokerage fees and commissions; Class A 12b-1 fees; borrowing costs; taxes, such as Deferred Income Tax Expense; and extraordinary expenses) at 1.50% through March 31, 2021. The performance data shown For Class C with load reflects the Class C maximum deferred sales charge of 1.00%. Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) depends upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on its portfolio, which may vary greatly on a daily, monthly and annual basis depending on the nature of the Fund’s investments and their performance. An estimate of deferred income tax expenses/(benefit) cannot be reliably predicted from year to year.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the information quoted. To obtain performance information current to the most recent month-end please call 855.MLP.FUND (855.657.3863). Performance data shown for Class A shares with load reflects the maximum sales charge of 5.75%. Performance data shown for Class C shares with load reflects the maximum deferred sales charge of 1.00%. Performance data shown for Class I shares does not reflect the deduction of a sales load or fee. Performance data shown “Without Load” does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

During the fiscal year to date (YTD) ended May 31, 2020, the Fund returns were lower than the broader market (as measured by the S&P 500 Index). In April, the Fund adjusted its quarterly distribution to align with recent distribution policy announcements from several Fund portfolio companies.

SEMI-ANNUAL REPORT 2020  •  5

If we were to look at the second quarter in a vacuum, no doubt one would be pleased by the Alerian MLP TR Index (AMZX)1 return of +50.3%.

However, while we are encouraged to see this quarter begin to put the pieces back together and stage a recovery, we firmly believe more recovery is at hand, particularly given the low valuation2 point the sector was at before reaching extreme lows. On June 30th, the AMZX traded at 4.6x price to distributable cash flow (DCF)3 per unit, which remains below the December 2008 low of 5.6x. We’ll provide updated thoughts in our Valuation section later in this letter.

From whatever point one might argue is the “right” valuation data point, we have to ascribe some of this quarter’s move to the beginnings of mean reversion. We also have to ascribe a good portion to macro green shoots from gradual global, federal and state re-openings, and to Midstream companies focusing on self-help to highlight the resiliency of their business cash flow4 as well as proactively taking measure to protect their balance sheets for any environment.

Discussing company specific actions further, in the Company Preparedness section of last quarter’s commentary we discussed the initial actions companies were taking and what further they could do. Through this past quarter’s reporting season, we estimate that, collectively, companies have protected profitability and balance sheet health through:

•  $7.0 billion of reductions to 2020e growth capital expenditures

•  $4.4 billion of annualized reductions to operating and selling general & administration (SG&A) expenses

•  $4.8 billion of annualized reductions to dividends and distributions

There is the possibility that these figures will continue to contribute to additional financial strength as we get further through 2020. On the whole, companies were taking their best, first cuts at becoming more efficient with these initial savings estimates, but they nearly all expressed belief that they can do even better with continued organizational efforts. While the $7 billion reduction in 2020e capital expenditures may not be able to continue to decrease by the same magnitude for the remainder of the year given that much of what is budgeted is for construction of assets which had already begun, 2021e capital expenditures are forecasted to be significantly lower. Wells Fargo estimates that 2021e will be $24 billion vs. $29 billion in 2020e, both of which are down from prior estimates of $38 billion and $34 billion, respectively. They also estimate free cash flow5 to be $30 billion in aggregate in 2021e6. We wonder what the industry will do with all that free cash as we get into 2021.

In addition to listening for further cost enhancement measures, we think we will hear during earnings season that Q2 2020 earnings are the trough7. Historically, the second quarter represents the lowest quarterly earning period due to the seasonal transition from spring to summer (less heating and cooling) and only encompassing one month of summer driving. This year will also add the full brunt of production shut-ins from April and May, and lower refined product demand. Nevertheless, we still expect the stability of the cash flow generation from Midstream assets to show resiliency in the face of these headwinds, which could give “value” investors confidence to assign trough multiples to trough cash flow and have a more fulsome assessment of near-term price versus long term intrinsic values8.

(1) Alerian MLP Index: A capitalization-weighted index of the most prominent energy Master Limited Partnerships. Visit http://www.alerian.com/indices/ amz-index for more information, including performance. You cannot invest directly in an index. (2) Valuation: The process of determining the current worth of an asset or a company. (3) Price to Distributable Cash Flow (P/DCF): Market cap of the MLP divided by a full year of distributable cash flow, which is measured as earnings before interest, taxes, depreciation and amortization (EBITDA) available to pay unitholders after reserving for maintenance capital expenditures and payment of interest expense. (4) Cash Flow: A measurement of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. (5) Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures. (6) Wells Fargo Securities, “Midstream Monthly”, July 6, 2020. (7) Trough: The lowest point or end of a decline within a specific record investment period. (8) Intrinsic Value: The actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors.

6 | MainGate mlp fund

In conversations with management teams throughout June and in July to date we are hearing near consistency that volumes have mostly returned to pre-COVID levels, and the current oil price environment is allowing producers to keep volumes flat at a minimum. We expect further disclosure of an improving supply environment on quarterly calls as well.

Buffett Makes a Move in Midstream

When asked in our interactions over several years, “what could be a shot in the arm for Midstream valuations”, in almost every instance we’ve replied “you could wake up and see Berkshire Hathaway Inc. (BRK/A, $273,900)9 come in and buy one of these companies or set of assets.” We got just that July 5th with Berkshire Hathaway’s announcement that, through its subsidiary Berkshire Hathaway Energy, it agreed to purchase Dominion Energy Inc’s (D, $73.58) natural gas transportation and storage assets for a total transaction of $9.7 billion, representing a ~10x enterprise value to earnings before interest, taxes, depreciation and amortization (EV/EBITDA)10. Through existing assets, Berkshire Hathaway Energy already transported nearly 8% of U.S. natural gas volumes, and this merger potentially increases their market share to 18%. The last time we saw Berkshire make a major acquisition was its initial foray into gas pipelines in 2002 with the purchase of Kern River and Northern Natural Gas11 pipelines in the wake of the post-Enron fallout.

Knowing Mr. Buffett’s penchant for owning businesses with attractive valuations and strong competitive moats, we believe this deal hits these and other hallmarks. Similar to 2002, valuations in the space remain historically low and the current value of “pipe in the ground” has only increased due to recent regulatory headwinds, which have impacted certain project developments. Admittedly, these headwinds have also impacted sector valuations, which has presented the opportunity for Berkshire and others to purchase assets and/or securities at attractive levels. We would also add that Berkshire probably received the favorable price it did because it assumed $6.7 billion of debt that D was carrying which, if this suite of assets was a security, would be debt/EBITDA12 levered greater than 6.5x. This leverage metric is well north of diversified Midstream gas pipeline companies such as Williams Cos Inc. (WMB, $18.55) and Kinder Morgan Inc. (KMI, $14.24), which carry leverage less than 4.5x and trade at lower multiples. How Berkshire plans to handle the debt leverage internally is not known.

Ultimately, the underlying predominantly fee-based cash flow profile of these companies with increasing free cash flow, due to lower future capital expenditure, gives us and others confidence in owning these companies with a long-term perspective. Lastly, we found the Wall Street Journal’s observation interesting: “in the 12 months before [Buffet] announced the 2009 purchase of railway BNSF, its three Class 1 competitors – Union Pacific, CSX Transportation and Norfolk Southern Railway – had an average total return of negative 10%. They returned nearly 50% over the following 12 months13.”

Demand Across Hydrocarbons

Again, you would be tempted to think there remains a decreasing fundamental picture and not a stable and recovering one, given the current valuation of the sector. Let’s start with the prevailing conversation regarding crude related products demand. Demand for crude oil refined products continues to show increasing signs of recovery, but still below historical levels. Our Chickasaw Gasoline Demand Model indicates that we have retraced ~90% of gasoline demand that was lost in March and April, but shows a modest 150 MBpd14 of downside risk to near-term gasoline demand based on current state reopening and reclosure plans (*as a reminder we launched this model in Q2 and would encourage you to reach out to your MainGate representative if you would like to discuss in greater detail). While we expect any near-term demand loss to potentially continue its rebound, we note that our estimate is fluid given the dynamic recovery we are seeing with various re-openings. Diesel demand has remained consistent with previous forecasts and is down 15% year over year. Lastly, Jet Fuel demand remains 40-50% of its former 8 MMBpd15 of global demand, and will most likely remain the largest missing component in getting back to 2019’s global crude oil demand of 101 MMBpd.

(9) Berkshire Hathaway is an American multinational conglomerate holding company headquartered in Omaha, Nebraska, United States. (10) Enterprise Value to EBITDA (EV/EBITDA): A measurement of value, calculated as a company’s market value, divided by its Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). (11) Kern River Pipeline is a 1,679-mile (2,702 km) long natural gas pipeline line extending from southwestern Wyoming to its terminus near Bakersfield, California. The pipeline supplies local gas distribution companies, power plants, and heavy industry in Utah, Nevada, and California. It is owned and operated by the Kern River Gas Transmission Company, a subsidiary of Berkshire Hathaway Energy. (12) Debt to EBITDA: A measurement of leverage, calculated as a company’s interest-bearing liabilities minus cash or cash equivalents, divided by its Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA). (13) Wall Street Journal, “Warren Buffett’s Bet Is a Midstream Buying Signal”, July 6, 2020.

SEMI-ANNUAL REPORT 2020  •  7

We continue to estimate that U.S. production will end the year down over 1 million barrels per day (MMBpd) to ~12 MMBpd, and assuming a lack of price signals to stimulate significant new drilling investment dollars, production could bottom out around ~10 MMBpd, or about a loss of 3 MMBpd in aggregate through 2022. This is slightly more conservative than our 2.5 MMBpd reduction scenario we discussed in March and April, but we would emphasize that this relies on a host of assumptions going out through 2022 (spending) and 2023 (actual drilling) that could and are likely to change.

Demand for natural gas liquids (NGLs) has been strong due to international demand for propane and butane primarily for residential heating needs, as well as from U.S. petrochemical companies where plastic demand has remained resilient and these companies have wedded themselves to U.S. ethane for the production of ethylene. We note demand for these dominant components of the NGL chain is during the current environment, which implies we could be too conservative in our production forecasts above as U.S. producers turn on more liquids-directed drilling to take advantage of prices for those components. The U.S. remains the lowest cost NGL producer due to the imbedded Midstream infrastructure advantage we possess, and could rapidly meet increases in demand should we see further strength.

Natural gas demand has also remained strong and total U.S. demand YTD is estimated to be up ~5% compared to this time last year. This demand increase has been supported by the power sector (up ~9% YTD), which has benefitted from low natural gas prices and new combined-cycle natural gas plants that have come online over the past few years. Industrial demand has also remained strong despite economic impacts from COVID 19 and is up ~3% YTD16.

Commodity Prices

As mentioned above, we have seen a strong rally in certain NGL prices due to consistent demand and lower supply from reduced drilling. Year-to-date through July 2nd, ethane is up 16.7%, propane is up 12.4%, and butane is down (32.2%)17. Given that ethane and propane typically represent 70-75% of the NGL “barrel” this has kept prices relatively flat year over year, versus WTI18 crude oil which is down (29.3%) over the same time period. We see the potential for continued NGL price strength in 2020 and 2021 as less near-term U.S. supply is produced in a world that demands more. We believe our work is fundamentally different and more bullish than what we have seen published elsewhere, which impacts the current portfolio positioning discussed at the end of this letter.

WTI appears to be finding a footing between $35-40/barrel. This is likely not high enough to incentivize significant, long term drilling capital as returns aren’t merited at these price levels. However, in the near term it has brought back the majority of production that was shut-in from March through May so that exploration & production (E&P)19 companies can cover costs and generate cash flow.

Thinking beyond the next 6 months on crude oil price, we highlight the viewpoint of J.P. Morgan’s European Oil & Gas team which forecasts the lack of investment dollars through 2022 could lead to a fundamental undersupply of oil leading to the potential for significantly higher prices20. Their model assumes a permanent 3 MMBpd of lost crude oil demand by the end of 2021, and that is more than offset with a 5 MMBpd supply shortfall through 2022 due to the lack of current investment. The result could be a supply/demand deficit that implies $600 billion of investment through 2030 to re-balance the market.

(14) MBpd stands for thousand barrels per day and is a unit of measurement of crude oil and petroleum products produced, processed or consumed on a daily basis. (15) MMBpd – Millions of barrels per day. (16) EIA Natural Gas Weekly, IHS Markit data as of 6/24/20. (17) Bloomberg, LP. (18) West Texas Intermediate (WTI): A grade of crude oil used as a benchmark in oil pricing; also known as Texas light sweet. (19) Exploration & Production (E&P): The finding, augmenting, producing and merchandising of different types of oil and gas. (20) J.P. Morgan, “Global Energy Analyzer: Supercycle on the Horizon II”, June 12, 2020.

8 | MainGate mlp fund

Extrapolating the current capital markets sentiment out in the future, the capital required may not be available even if it is needed, which possibly reinforces a higher, stable price outlook. Similar to our internal production model where we discussed a host of factors that are bound to be different thus influencing the outcome, the same could be true here. However, given that Midstream securities have been increasingly correlated to the price of crude oil, more so than we would care for, we believe this is a call option that exists on top of the positive, fundamentally driven total return outlook.

Regulatory Items

It’s been a busy summer of regulatory developments. We discussed several positive developments in our last Weekly Midstream and Market Pulse newsletter, which we encourage you to review.

The week of July 6th, we got a more mixed bag of regulatory issues to parse through. The first to address is the decision by D.C. District Judge James E. Boasberg who ordered the Dakota Access Pipeline (DAPL)21 be shut down by August 5th until a final environmental impact statement (EIS)22 for the pipeline is completed, which may take longer than a year. DAPL is a 1,170 mile pipeline that transports 570 thousand barrels per day (MBpd) from the Williston Basin in North Dakota to points of delivery in Illinois and on the U.S. Gulf Coast. It is a joint venture between Energy Transfer LP (ET, $6.44), Enbridge Inc. (ENB, $29.60), Phillips 66 Partners LP (PSXP, $31.24), MPLX LP (MPLX, $17.48), and Exxon Mobil Corp (XOM, $42.65)23.

From what we understand, this is the first time a pipeline has been ordered to be shut down after already being in service – in this case for over 3 years without incident – and the result has created plenty of legal and investor confusion. The owners have begun an expedited process within the D.C. Circuit Court system to receive a stay or reverse the lower court decision, or, if the circuit panel sides with the lower court, the owners can petition the Supreme Court. The introduction of this potentially new precedent increases the complexity of assessing odds and potential financial impacts, but we will be keenly observing each step of the process to glean incremental information as we continue to evolve our perspective. Though, it’s important to point out that if the pipeline were shut down there would be 300-400 MBpd of crude that transfers to higher cost rail delivery, which has a less environmentally-friendly history. Additionally, the derivative economic ramifications on producers, Midstream, refiners, their employees, and customers who could see higher gasoline prices. Neither the environmental nor financial impacts appear to have been considered in the decision. If you would like to discuss various scenarios for any of the owners of the pipeline in more detail, we encourage you to reach out to your MainGate representative and set up a time to visit by phone and we will update you as we have information.

We don’t think this is an industry issue for several reasons. First, the ruling was narrow in scope and related to the discrete issue of the Army Corps of Engineers (ACE) performing an environmental assessment (EA) versus an EIS during permitting. It also applies only to a one-mile section of pipeline that runs 90 to 150 feet underground Lake Oahe, even though Judge Boasberg ordered the entire 1,170- mile pipeline to be shut down, which itself is a point of confusion. Second, legal experts have indicated that the majority of other liquids pipelines receive an EIS during their permitting with their respective state which is used in federal reviews. Third, natural gas pipelines receive their EIS from the Federal Energy Regulatory Commission (FERC) during their application and permitting process thus eliminating this potential susceptibility.

(21) Dakota Access Pipeline or Bakken Pipeline: A 1,172-mile-long (1,886 km) underground oil pipeline project in the United States. (22) An environmental impact statement (EIS), under United States environmental law, is a document required by the 1969 National Environmental Policy Act (NEPA) for certain actions “significantly affecting the quality of the human environment”. (23) ET 36.4%, ENB 27.4%, PSXP 25%, MPLX 9.2%, XOM 2%.

SEMI-ANNUAL REPORT 2020  •  9

The other regulatory development came from the review of TC Energy Corp’s (TRP, $41.77) request to utilize the Nationwide Permit 12 (NWP 12) in the sanctioning of its twelve-years-in-the-making Keystone XL24 project which plans to deliver Canadian crude barrels to the U.S. Gulf Coast. The NWP 12 is used to give broad permitting authority for water crossings of all types (rivers down to puddles) for various infrastructure projects, which includes interstate pipeline projects. District Court Judge Morris in Montana ruled on April 15th that this permit was invalid for Keystone XL and for any project nationwide. On May 11th, Judge Morris denied a request to narrow the scope of the ruling to apply only to Keystone XL, though the scope of the ruling was narrowed to exclude nonpipeline projects such as electric transmission lines. On July 7th, the Supreme Court ruled that the court could deny the project’s use of the NWP 12 for Keystone XL, but said that it could not be applied broadly to all pipelines currently using NWP 12.

The headline read negatively because we believe Keystone XL has been a punching bag of the media for so long. However, we view it as a positive in two ways. First, if the Supreme Court had affirmed the original ruling’s broader application to other projects, it could have stopped several projects under construction and caused unnecessary costs and delays. Second, Keystone XL still has a good likelihood of getting done on time and on budget in 2022/2023 as their construction schedule accounted for securing individual water crossing permits, but were hoping to smooth the process with the NWP12 exemption. Lastly, the longer Canadian crude barrels are logistically constrained, the more opportunity is presented in the interim to have Midstream companies with U.S. assets facilitate their movement to the U.S. Gulf Coast.

Valuation and Portfolio Review

As mentioned in the “Second Quarter Review”, the 4.6x Price/DCF for the AMZX remains below the 2008 low of 5.6x and well below the long-term average since the end of 2007 of 10.2x.

Bloomberg, Chickasaw

(24) Keystone XL (KXL) Project: A proposed 36-inch-diameter crude oil pipeline, beginning in Hardisty, Alberta, and extending south to Steele City, Nebraska.

10 | MainGate mlp fund

We also think that it’s instructive to isolate the more extreme period of volatility that has occurred since the beginning of 2016 which shows that even in this time period the average P/DCF is 8.8x representing 91.3% potential recovery solely on mean reversion. This ignores the estimated 12.1% yield on the AMZX on 6/30/2025.

We continued to use the quarter to high-grade the portfolio and position it well for an uncertain environment. We believe this means owning companies at appropriate weights should investor sentiment towards fundamental and valuation improvement accelerate in a more positive manner.

More specifically, we are carrying what we believe to be a more conservatively positioned name such as Magellan Midstream Partners LP (MMP, $41.02) at the highest weight in the firm’s history. That is balanced with a name such as Targa Resources Corp (TRGP, $17.86), which provided an excellent guidance update on their quarterly call, given the macro circumstances, and is on a path towards accelerated de-leveraging and potentially a revaluation higher over time. We also believe large weights in natural gas pipeline focused names such as WMB and KMI need to be balanced with small, but potentially meaningful, weightings in certain gathering and processing names should valuations revert anywhere close to long term averages – this also expresses our bullish outlook on NGL prices.

In the middle of the quarter, we took some risk out of the portfolio by eliminating ONEOK Inc (OKE, $26.72). They continue to have an enviable, competitive franchise in Bakken NGLs, but the investment thesis always hinged on a large amount of capital invested, and the cash flow from which would quickly de-lever the company. This thesis was derailed by the most recent interruption of volumetric growth in this key basin, and now the capital is spent but the outlook for cash flow de-leveraging is uncertain. We sensed incongruity between fundamentals and the outlook provided by management on their Q1 call, which was later proven out with what we believe were two ill-advised offerings, one of debt and one of equity. We look forward to discussing these and other aspects of the portfolio strategy with you in the weeks to come.

(25) Bloomberg, LP.

SEMI-ANNUAL REPORT 2020  •  11

Conclusion

Thank you to our investors. We know from our many conversations that you agree with the fundamental and discounted valuation profile of the sector, but that the volatility has been elevated in the current environment. We remain at your service and look forward to continuing to share our research and opinions.

Sincerely,

Geoffrey P. Mavar, Chairman	Matthew G. Mead, CEO

Past performance is not a guarantee of future results.

Opinions expressed are those of Chickasaw Capital Management, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security price volatility than a diversified fund. The Fund invests in Master Limited Partnerships (MLPs) which concentrate investments in the energy sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks, such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

References to market or composite indices, benchmarks or other measures of relative market performance over a specified period of time (each, an “index”) are provided for your information only. Reference to this index does not imply that the portfolio will achieve returns, volatility or other results similar to the index. The composition of the index may not reflect the manner in which a portfolio is constructed in relation to expected or achieved returns, portfolio guidelines, restrictions, sectors, correlations, concentrations, volatility or tracking error targets, all of which are subject to change over time. Indices are unmanaged. The figures for the indices do not reflect the deduction of any fees or expenses which would reduce returns. Investors cannot invest directly in indices.

The Alerian MLP Index is a composite of the most prominent energy Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ), and the corresponding total-return index is disseminated daily (NYSE: AMZX). Relevant data points such as dividend yield are also published daily. For index values, constituents, and announcements regarding constituent changes, please visit www.alerian.com.

“Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are servicemarks of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and their use is granted under a license from Alerian. Alerian does not guarantee the accuracy and/or completeness of the Alerian MLP Index or any data included therein and Alerian shall have no liability for any errors, omissions, interruptions or defects therein. Alerian makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. Alerian makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of the Alerian MLP Index or any data included therein, even if notified of the possibility of such damages.

The Energy MLP Classification Standard (“EMCS”) was developed by and is the exclusive property (and a service mark) of GKD Index Partners, LLC d/b/a Alerian (“Alerian”) and its use is granted under a license from Alerian. Alerian makes no warranties, express or implied, or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and hereby expressly disclaims all warranties of originality, accuracy, completeness, merchantability, suitability, non-infringement, or fitness for a particular purpose with respect to any such standard or classification. No warranty is given that the standard or classification will conform to any description thereof or be free of omissions, errors, interruptions, or defects. Without limiting any of the foregoing, in no event shall Alerian have any liability for any indirect, special, incidental, or consequential damages (including lost profits), arising out of any such standard or classification, even if notified of the possibility of such damages.

Distributable Cash Flow (DCF) is calculated as net income plus depreciation and other noncash items, less maintenance capital expenditure requirements. Distributable cash flow (DCF) data is CCM calculated consensus of Wall Street estimates. The estimated consensus weighted average distributable cash flow (DCF) per unit growth rate for the AMZ and the MainGate MLP Fund incorporates market expectations by using the average annual growth rate using rolling-forward 24-month data. DCF growth rate is not a forecast of the portfolio’s future performance. DCF growth rate for the portfolio’s holdings does not guarantee a corresponding increase in the market value of the holding or the portfolio.

Distributions are quarterly payments, similar to dividends, made to Limited Partner (LP) and General Partner (GP) investors. These amounts are set by the GP and are supported by an MLP’s operating cash flows.

EBITDA is earnings before interest rates taxes depreciation and amortization.

Growth CapEx or Growth Capital Expenditures refers to the aggregate of all capital expenditures undertaken to further growth prospects and/or expand operations and excludes any maintenance and regulatory capital expenditures.

Leverage is net debt divided by EBITDA.

Yield refers to the cash dividend or distribution divided by the share or unit price at a particular point in time.

This material is provided for informational and educational purposes only and should not be construed as investment advice or an offer or solicitation to buy or sell any security, product or service.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments for a complete listing of Fund holdings.

The Fund does not receive the same tax benefits of a direct investment in an MLP.

The Fund is subject to U.S. federal income tax on its taxable income at rates applicable to corporations (currently at a rate of 21%) as well as state and local income taxes.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

The potential tax benefits from investing in MLPs depend on MLPs being treated as partnerships for federal income tax purposes.

If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The MainGate MLP Fund is distributed by Quasar Distributors, LLC.

12 | MainGate mlp fund

Hypothetical Growth of a $10,000 Investment | unaudited

This chart illustrates the performance of a hypothetical $10,000 investment made in each share class as of its inception date (2/17/11 for Class A and Class I and 3/31/14 for Class C). Assumes reinvestment of dividends and capital gains. This chart does not imply any future performance.

Average Annual Returns | May 31, 2020

	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	-33.62%	-13.99%	-2.84%	2/17/11
Class A (with sales load)	-37.40%	-15.01%	-3.46%	2/17/11
Class C	-34.21%	-14.65%	-11.14%	3/31/14
Class C (with CDSC)	-34.80%	-14.65%	-11.14%	3/31/14
Class I	-33.52%	-13.79%	-2.60%	2/17/11
S&P 500 Index	12.84%	9.86%	11.54%	2/17/11
S&P 500 Index	12.84%	9.86%	10.44%	3/31/14
Alerian MLP Total Return Index	-34.74%	-12.93%	-3.26%	2/17/11
Alerian MLP Total Return Index	-34.74%	-12.93%	-10.64%	3/31/14

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.MLP.FUND (855.657.3863) or by visiting www.maingatefunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class C (with CDSC) performance reflects the 1.00% contingent deferred sales charge. Class I is not subject to a sales charge or CDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Alerian MLP Total Return Index is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

SEMI -ANNUAL REPORT 2020 • 13

Expense Example | unaudited

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 1, 2019 to May 31, 2020.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value (12/01/19)	Ending Account Value (05/31/20)	Expenses Paid During Period(1) (12/01/19 – 05/31/20)	Net Annualized Expense Ratio(2)

Class A Actual	$1,000.00	$770.25	$7.66	1.73%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72	1.73%
Class C Actual	$1,000.00	$762.90	$10.93	2.48%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.60	$12.48	2.48%
Class I Actual	$1,000.00	$771.40	$6.55	1.48%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.47	1.48%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/366 days (to reflect the period), for Class A, Class C and Class I.

(2)	Annualized expense ratio excludes current and deferred income and franchise tax expense.

14 | MainGate mlp fund

Allocation of Portfolio Assets

May 31, 2020 | unaudited

(expressed as a percentage of total investments)

Crude/Refined Products Pipelines and Storage*	46.9%
Natural Gas/Natural Gas Liquid Pipelines and Storage*	40.0%
Natural Gas Gathering/Processing*	13.1%

*Master Limited Partnerships and Related Companies

Schedule of Investments | May 31, 2020 | unaudited

Master Limited Partnerships and Related Companies - 98.1%(1)	Shares	Fair Value
Crude/Refined Products Pipelines and Storage - 46.0%(1)
Canada - 0.7%(1)
Enbridge, Inc.	180,000	$5,841,000
United States - 45.3%(1)
BP Midstream Partners, L.P.	2,200,000	27,522,000
Genesis Energy, L.P.	3,100,000	24,862,000
Magellan Midstream Partners, L.P.	2,000,000	90,680,000
MPLX, L.P.	3,900,000	74,061,000
Phillips 66 Partners, L.P.	800,000	35,744,000
Plains All American Pipeline, L.P.	5,400,000	52,380,000
Plains GP Holdings, L.P.	5,000,000	49,950,000
Shell Midstream Partners, L.P.	4,544,000	61,298,560
		416,497,560
Total Crude/Refined Products Pipelines and Storage		422,338,560

Natural Gas/Natural Gas Liquid Pipelines and Storage - 39.2%(1)
Canada - 0.5%(1)
TC Energy Corporation	100,000	4,501,000
United States - 38.7%(1)
Cheniere Energy, Inc.(2)	89,000	3,947,150
Energy Transfer, L.P.	12,200,000	99,552,000
Enterprise Products Partners, L.P.	5,200,000	99,320,000
Equitrans Midstream Corporation	400,000	3,236,000
Kinder Morgan, Inc.	4,300,000	67,940,000
Williams Companies, Inc.	4,000,000	81,720,000
		355,715,150
Total Natural Gas/Natural Gas Liquid Pipelines and Storage		360,216,150

Natural Gas Gathering/Processing - 12.9%(1)
United States - 12.9%(1)
Antero Midstream Corporation	3,700,000	17,686,000
Enlink Midstream, LLC	6,500,000	15,340,000
Targa Resources Corporation	3,700,000	66,193,000
Western Midstream Partners, L.P.	2,100,000	19,614,000
Total Natural Gas Gathering/Processing		118,833,000

Total Master Limited Partnerships and Related Companies (Cost $1,041,645,263)		901,387,710
Total Investments - 98.1% (Cost $1,041,645,263)(1)		901,387,710
Other Assets in Excess of Liabilities - 1.9%(1)		17,567,580
Net Assets Applicable to Common Stockholders - 100.0%(1)		$918,955,290

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-Income Producing Security.

The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT 2020 • 15

Statement of Assets and Liabilities | unaudited

May 31, 2020

Assets
Investments at fair value (cost $1,041,645,263)	$901,387,710
Cash(1)	45,841,169
Receivable for Fund shares sold	6,010,471
Dividends receivable	115,957
Prepaid expenses	177,446
Total assets	953,532,753
Liabilities
Payable to Adviser	904,272
Payable for investments purchased	31,778,986
Payable for Fund shares redeemed	1,214,177
Payable for 12b-1 distribution fee	54,978
Payable to Custodian	27,161
Payable to Trustees	23,999
Accrued expenses and other liabilities	573,890
Total liabilities	34,577,463

Net assets	$918,955,290

Net Assets Consist of
Additional paid-in capital	$1,657,588,097
Total accumulated deficit, net of deferred taxes	(738,632,807)
Net assets	$918,955,290

(1)	The Fund maintains cash in bank accounts which, at times, may exceed United States Federally insured limits.

Unlimited shares authorized, no par value	Class A	Class C	Class I
Net assets	$35,217,385	$19,990,975	$863,746,930
Shares issued and outstanding	8,467,508	5,030,222	200,678,502
Net asset value, redemption price and minimum offering price per share	$4.16	$3.97	$4.30
Maximum offering price per share ($4.16/0.9425)	$4.41	NA	NA

Statement of Operations | unaudited

For the Six Months Ended May 31, 2020

Investment Income
Distributions received from master limited partnerships	$30,926,705
Less: return of capital on distributions from master
limited partnerships	(30,926,705)
Dividends from common stock(2)	7,072,300
Total Investment Income	7,072,300

(2)	The return of capital amount from C-Corporations was $9,160,320. (See Note 2)

Expenses
Advisory fees	5,688,709
Administrator fees	383,304
Transfer agent expense	304,574
Reports to shareholders	125,478
Professional fees	59,608
Insurance expense	57,492
Registration fees	55,386
Custodian fees and expenses	50,972
Trustees’ fees	48,000
Franchise tax expense	40,696
Compliance fees	32,413
Fund accounting fees	531
12b-1 distribution fee - Class A	54,276
12b-1 distribution fee - Class C	124,742
Other expenses	1,946
Total Expenses	7,028,127
Less fees waived/expense reimbursement by Adviser (Note 5)	(56,553)
Net Fund Expenses	6,971,574
Net Investment Income, before taxes	100,726
Current and deferred tax benefit/(expense)(3)	—
Net Investment Income, net of taxes	100,726

Realized and Unrealized Loss on Investments
Net realized loss on investments, before taxes	(93,257,759)
Current and deferred tax benefit/(expense)(3)	—
Net realized loss on investments, net of taxes	(93,257,759)
Net change in unrealized depreciation on investments, before taxes	(117,230,529)
Deferred tax benefit/(expense)(3)	—
Net change in unrealized depreciation on investments, net of taxes	(117,230,529)
Net Realized and Unrealized Loss on Investments	(210,488,288)
Decrease in Net Assets Applicable to Shareholders Resulting from Operations	$(210,387,562)

(3)	Any tax benefit/(expense) was fully offset by a valuation allowance recorded as of May 31, 2020.

The accompanying notes are an integral part of the financial statements.

16 | MainGate mlp fund

Statements of Changes in Net Assets

Operations	For the Six Months Ended May 31, 2020 | unaudited	Year Ended November 30, 2019
Net investment income (loss), net of deferred tax benefit	$100,726	$(6,540,143)
Net realized loss on investments, net of deferred tax benefit	(93,257,759)	(110,373,514)
Net change in unrealized depreciation on investments, net of deferred tax benefit/(expense)	(117,230,529)	(72,804,928)
Decrease in net assets applicable to shareholders resulting from operations	(210,387,562)	(189,718,585)

Dividends and Distributions to Class A Shareholders
Return of capital	(2,328,063)	(7,052,830)
Dividends and Distributions to Class C Shareholders
Return of capital	(1,390,607)	(4,163,701)
Dividends and Distributions to Class I Shareholders
Return of capital	(45,151,555)	(100,776,703)
Total dividends and distributions to Fund shareholders	(48,870,225)	(111,993,234)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	555,196,572(1)	763,571,284(2)
Dividend reinvestments	41,033,788	91,370,082
Payments for redemptions	(479,968,502)(1)	(856,884,667)(2)
Increase/(decrease) in net assets from capital share transactions	116,261,858	(1,943,301)
Total decrease in net assets	(142,995,929)	(303,655,120)

Net Assets
Beginning of period	1,061,951,219	1,365,606,339
End of period	$918,955,290	$1,061,951,219

(1)	Includes $367,210 of exchanges from Class A to I.
(2)	Includes $2,348,909 of exchanges from Class A to I.

The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT 2020 • 17

Financial Highlights: Class A Shares

Per Share Data(1)	Six Months Ended May 31, 2020 | unaudited	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Net Asset Value, beginning of period	$5.65	$7.17	$8.25	$9.89	$9.38	$13.39

Income from Investment Operations
Net investment income (loss)(2)	(0.00)††	(0.05)	(0.09)	(0.11)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.23)	(0.84)	(0.36)	(0.90)	1.20	(3.35)
Total increase (decrease) from investment operations	(1.23)	(0.89)	(0.45)	(1.01)	1.14	(3.38)
Less Distributions to Shareholders
Return of capital	(0.26)	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Total distributions to shareholders	(0.26)	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of period	$4.16	$5.65	$7.17	$8.25	$9.89	$9.38
Total Investment Return	(22.11)%(3)	(13.71)%	(6.24)%	(10.86)%	13.32%	(26.13)%

Supplemental Data and Ratios
Net assets, end of period	$35,217,385	$60,839,754	$93,423,336	$140,857,758	$209,297,676	$186,564,276
Ratio of waiver (recoupment) to average net assets(4)	0.01%	—	—	—	—	(0.03)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(4,5,6)	0.01%	0.01%	0.00%‡	0.01%	—	(6.75)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(4,5,6)	1.75%	1.70%	1.66%	1.66%	1.67%	(5.08)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(4,5,6)	1.74%	1.70%	1.66%	1.66%	1.67%	(5.05)%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(4,5,6)	1.74%	1.69%	1.66%	1.65%	1.67%	1.66%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(4,5,6)	1.73%	1.69%	1.66%	1.65%	1.67%	1.69%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5,7)	(0.20)%	(0.72)%	(1.05)%	(1.12)%	(0.68)%	(0.22)%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5,7)	(0.19)%	(0.72)%	(1.05)%	(1.12)%	(0.68)%	(0.25)%
Ratio of net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5,7)	(0.19)%	(0.71)%	(1.05)%	(1.11)%	(0.67)%	(0.56)%
Ratio of net investment income (loss) (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5,7)	(0.18)%	(0.71)%	(1.05)%	(1.11)%	(0.67)%	(0.59)%
Portfolio turnover rate(8)	19.95%(3)	66.39%	44.57%	19.35%	24.63%	57.63%

††	Less than one cent per share.
‡	Less than 0.01%.

(1) Information presented relates to a share of Class A for the entire period. (2) Calculated using average shares outstanding method. (3) Not annualized. (4) For periods less than one full year all income and expenses are annualized. (5) For the period from December 1, 2019 to May 31, 2020, the Fund accrued $40,696 in franchise tax expense, of which $1,941 is attributable to Class A. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $5,253 is attributable to Class A. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,982 is attributable to Class A. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $14,756 is attributable to Class A. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $7,370 is attributable to Class A. For the year ended November 30, 2015, the Fund acrrued $100,618 in franchise tax expense, of which $15,296 is attributable to Class A. (6) For the period from December 1, 2019 to May 31, 2020, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $13,029,619 is attributable to Class A. (7) For the period from December 1, 2019 to May 31, 2020, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $667,799 is attributable to Class A. (8) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.

18 | MainGate mlp fund

Financial Highlights: Class C Shares

Per Share Data(1)	Six Months Ended May 31, 2020 | unaudited	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Net Asset Value, beginning of period	$5.43	$6.97	$8.09	$9.78	$9.35	$13.45

Income from Investment Operations
Net investment loss(2)	(0.02)	(0.10)	(0.14)	(0.17)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.18)	(0.81)	(0.35)	(0.89)	1.19	(3.35)
Total increase (decrease) from investment operations	(1.20)	(0.91)	(0.49)	(1.06)	1.06	(3.47)
Less Distributions to Shareholders
Return of capital	(0.26)	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Total distributions to shareholders	(0.26)	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of period	$3.97	$5.43	$6.97	$8.09	$9.78	$9.35
Total Investment Return	(22.47)%(3)	(14.42)%	(6.88)%	(11.51)%	12.47%	(26.70)%

Supplemental Data and Ratios
Net assets, end of period	$19,990,975	$33,310,916	$52,049,211	$62,803,141	$66,956,773	$42,667,765
Ratio of waiver (recoupment) to average net assets(4)	0.01%	—	—	—	—	(0.03)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(4,5,6)	0.01%	0.01%	0.00%‡	0.01%	—	(6.75)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(4,5,6)	2.50%	2.45%	2.41%	2.41%	2.42%	(4.33)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(4,5,6)	2.49%	2.45%	2.41%	2.41%	2.42%	(4.30)%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(4,5,6)	2.49%	2.44%	2.41%	2.40%	2.42%	2.41%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(4,5,6)	2.48%	2.44%	2.41%	2.40%	2.42%	2.44%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5,7)	(0.95)%	(1.47)%	(1.80)%	(1.87)%	(1.43)%	(0.97)%
Ratio of net investment loss (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5,7)	(0.94)%	(1.47)%	(1.80)%	(1.87)%	(1.43)%	(1.00)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5,7)	(0.94)%	(1.46)%	(1.80)%	(1.86)%	(1.42)%	(1.31)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5,7)	(0.93)%	(1.46)%	(1.80)%	(1.86)%	(1.42)%	(1.34)%
Portfolio turnover rate(8)	19.95%(3)	66.39%	44.57%	19.35%	24.63%	57.63%

‡	Less than 0.01%.

(1) Information presented relates to a share of Class C for the entire period. (2) Calculated using average shares outstanding method. (3) Not annualized. (4) For periods less than one full year all income and expenses are annualized. (5) For the period from December 1, 2019 to May 31, 2020, the Fund accrued $40,696 in franchise tax expense, of which $1,116 is attributable to Class C. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $2,996 is attributable to Class C. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $1,007 is attributable to Class C. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $5,467 is attributable to Class C. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $2,149 is attributable to Class C. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $2,876 is attributable to Class C. (6) For the period from December 1, 2019 to May 31, 2020, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $2,449,517 is attributable to Class C. (7) For the period from December 1, 2019 to May 31, 2020, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $125,544 is attributable to Class C. (8) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.

SEMI-ANNUAL REPORT 2020 • 19

Financial Highlights: Class I Shares

Per Common Share Data(1)	Six Months Ended May 31, 2020 | unaudited	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	Year Ended November 30, 2015
Net Asset Value, beginning of period	$5.83	$7.36	$8.43	$10.07	$9.52	$13.54

Income from Investment Operations
Net investment income (loss)(2)	0.00††	(0.03)	(0.07)	(0.08)	(0.04)	0.00††
Net realized and unrealized gain (loss) on investments	(1.27)	(0.87)	(0.37)	(0.93)	1.22	(3.39)
Total increase (decrease) from investment operations	(1.27)	(0.90)	(0.44)	(1.01)	1.18	(3.39)
Less Distributions to Shareholders
Return of capital	(0.26)	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Total distributions to shareholders	(0.26)	(0.63)	(0.63)	(0.63)	(0.63)	(0.63)
Net Asset Value, end of period	$4.30	$5.83	$7.36	$8.43	$10.07	$9.52
Total Investment Return	(22.12)%(3)	(13.48)%	(5.98)%	(10.66)%	13.55%	(25.91)%

Supplemental Data and Ratios
Net assets, end of period	$863,746,930	$967,800,549	$1,220,133,792	$1,403,597,144	$1,542,427,608	$1,025,394,539
Ratio of waiver (recoupment) to average net assets(4)	0.01%	—	—	—	—	(0.03)%
Ratio of net deferred income and franchise tax (benefit) expense to average net assets(4,5,6)	0.01%	0.01%	0.00%‡	0.01%	—	(6.75)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(4,5,6)	1.50%	1.45%	1.41%	1.41%	1.42%	(5.33)%
Ratio of expenses (including net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(4,5,6)	1.49%	1.45%	1.41%	1.41%	1.42%	(5.30)%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets before (waiver) recoupment(4,5,6)	1.49%	1.44%	1.41%	1.40%	1.42%	1.41%
Ratio of expenses (excluding net deferred and franchise tax (benefit) expense) to average net assets after (waiver) recoupment(4,5,6)	1.48%	1.44%	1.41%	1.40%	1.42%	1.44%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5,7)	0.05%	(0.47)%	(0.80)%	(0.87)%	(0.43)%	0.03%
Ratio of net investment income (loss) (including net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5,7)	0.06%	(0.47)%	(0.80)%	(0.87)%	(0.43)%	0.00%‡
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets before waiver (recoupment)(4,5,7)	0.06%	(0.46)%	(0.80)%	(0.86)%	(0.42)%	(0.31)%
Ratio of net investment loss (excluding net deferred tax benefit and franchise tax benefit (expense)) to average net assets after waiver (recoupment)(4,5,7)	0.07%	(0.46)%	(0.80)%	(0.86)%	(0.42)%	(0.34)%
Portfolio turnover rate(8)	19.95%(3)	66.39%	44.57%	19.35%	24.63%	57.63%

††	Less than one cent per share.
‡	Less than 0.01%.

(1) Information presented relates to a share of Class I for the entire period. (2) Calculated using average shares outstanding method. (3) Not annualized. (4) For periods less than one full year all income and expenses are annualized. (5) For the period from December 1, 2019 to May 31, 2020, the Fund accrued $40,696 in franchise tax expense, of which $37,639 is attributable to Class I. For the year ended November 30, 2019, the Fund accrued $85,100 in franchise tax expense, of which $76,851 is attributable to Class I. For the year ended November 30, 2018, the Fund accrued $26,903 in franchise tax expense, of which $23,914 is attributable to Class I. For the year ended November 30, 2017, the Fund accrued $148,000 in franchise tax expense, of which $127,777 is attributable to Class I. For the year ended November 30, 2016, the Fund accrued $55,653 in franchise tax expense, of which $46,134 is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $100,618 in franchise tax expense, of which $82,446 is attributable to Class I. (6) For the period from December 1, 2019 to May 31, 2020, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $85,708,196 in net deferred tax benefit, of which $70,229,060 is attributable to Class I. (7) For the period from December 1, 2019 to May 31, 2020, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2019, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2018, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2017, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2016, the Fund did not accrue a deferred tax expense or benefit. For the year ended November 30, 2015, the Fund accrued $4,392,751 in net deferred tax benefit, of which $3,599,408 is attributable to Class I. (8) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the financial statements.

20 | MainGate mlp fund

Notes to Financial Statements

May 31, 2020 | unaudited

1. Organization

MainGate MLP Fund (the “Fund”), a series of MainGate Trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated November 3, 2010. The Fund’s investment objective is total return. Class A and Class I commenced operations on February 17, 2011. Class C commenced operations on March 31, 2014.

The Fund offers three classes of shares, Class A, Class C and Class I. Depending on the size of the initial purchase, Class A shares are subject to a maximum 5.75% front-end sales charge or a 1.00% contingent deferred sales charge if shares are redeemed within 18 months. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the period ended May 31, 2020, contingent deferred sales charges of $— and $1,599 were incurred by Class A and Class C shareholders, respectively.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Board Certification Topic 946 Financial Services— Investment Companies.

2. Significant Accounting Policies

A. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the recognition of distribution income and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. Investment Valuation. The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, a fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

●	Equity Securities: Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, will be valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.

●	Fixed Income Securities: Debt and fixed income securities will be priced by independent, third-party pricing agents approved by the Board of Trustees. These third-party pricing agents will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less will be valued at their amortized cost, which approximates fair market value.

●	Foreign Securities: Foreign securities are often principally traded on markets that close at different hours than U.S. markets. Such securities will be valued at their most recent closing prices on the relevant principal exchange even if the close of that exchange is earlier than the time of the Fund’s net asset value (“NAV”) calculation. However, securities traded in foreign markets which remain open as of the time of the NAV calculation will be valued at the most recent sales price as of the time of the NAV calculation. In addition, prices for certain foreign securities may be obtained from the Fund’s approved pricing sources. The Adviser also monitors for the occurrence of significant events that may cast doubts on the reliability of previously obtained market prices for foreign securities held by the Fund. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates will be provided daily by recognized independent pricing agents. The exchange rates used for the conversion will be captured as of the London close each day.

C. Security Transactions, Investment Income and Expenses. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income and return of capital from the MLP. Dividends received from the Fund’s investments in MLP general partner interests generally are comprised of ordinary income and return of capital. The Fund records investment income on the ex-date of the distributions.

SEMI-ANNUAL REPORT 2020 • 21

For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended May 31, 2020, the Fund has estimated approximately 100% of the distributions from MLPs taxed as partnerships to be return of capital. Distributions from common stock may also include income and return of capital. The Fund records the character of distributions received during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the MLPs and common stock after their tax reporting periods conclude.

Expenses are recorded on the accrual basis.

D. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of dividends and distributions to shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2020, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the period ended May 31, 2020, will be determined in early 2021.

E. Federal Income Taxation. The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Statement of Operations. For the period ended May 31, 2020, the Fund did not have interest or penalties associated with underpayment of income taxes.

F. Cash Distribution Information. The Fund intends to make quarterly distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities will be reported in the Statements of Changes in Net Assets.

G. Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts.

3. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1: quoted prices in active markets for identical securities

●	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels that follow.

22 | MainGate mlp fund

		Fair Value Measurements at Reporting Date Using:
Description	Fair Value at May 31, 2020	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Master Limited Partnerships and and Related Companies(1)	$901,387,710	$901,387,710	$ —	$ —
Total	$901,387,710	$901,387,710	$ —	$ —

(1)	All other industry classifications are identified in the Schedule of Investments.

4. Concentrations of Risk

The Fund’s investment objective is to seek to generate total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP interests as determined in the prospectus.

5. Agreements and Related Party Transactions

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Chickasaw Capital Management, LLC (the “Adviser”). Under the terms of the Agreement, the Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to waive its advisory fee and/or reimburse certain operating expenses of the Fund, until at least March 31, 2021, but only to the extent necessary so that the Fund’s total annual expenses, excluding brokerage fees and commissions; borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short); taxes, including deferred income tax expense/(benefit) and franchise taxes; any indirect expenses, such as acquired fund fees and expenses; Class A 12b-1 fees, Class C 12b-1 fees, and extraordinary expenses, do not exceed 1.50% of the average daily net assets of each class of the Fund. Any payment by the Adviser of the Fund’s operating, organizational and offering expenses are subject to repayment by the Fund in the three fiscal years following the fiscal year in which the payment was made; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recoupment by year of expiration. During the period ended May 31, 2020, the Fund waived its fees and/or reimbursed expenses as follows:

Fees Earned	Fees Waived/Reimbursed	Expiration Date
$5,688,709	$56,553	November 30, 2023

At May 31, 2020, there were no prior year amounts subject to potential recoupment.

Certain Trustees and Officers of the Trust/Fund are also Officers of the Adviser or Vigilant Compliance, LLC (“Vigilant”).

The Fund has engaged Vigilant to provide compliance services including the appointment of the Fund’s Chief Compliance Officer. Effective October 1, 2015, the Fund pays Vigilant a monthly fee of $4,728 for net assets between $1.0 billion and $1.7 billion, $5,228 for net assets between $1.7 billion and $2.0 billion, $5,728 for net assets between $2.0 billion and $2.5 billion, and $6,000 for net assets above $2.5 billion with each rate subject to a 2% annual increase.

The Fund has entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay Rule 12b-1 fees at the annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. For the period ended May 31, 2020, 12b-1 distribution expenses of $54,276 and $124,742 were accrued by Class A and Class C shares, respectively. On November 25, 2019, U.S. Bancorp announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar would become a wholly-owned broker-dealer subsidiary of Foreside. The transaction closed in March 2020, and Quasar became a wholly-owned broker-dealer subsidiary of Foreside. Quasar remains the Fund’s distributor.

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.10% of the first $75,000,000 of the Fund’s average daily net assets, 0.08% on the next $250,000,000 of average daily net assets and 0.05% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $64,000, imposed upon the Fund reaching certain asset levels.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Fund pays the transfer agent a $45,000 flat fee, imposed upon the Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

SEMI-ANNUAL REPORT 2020 • 23

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.0075% of the first $250 million of market value and 0.0050% of the balance, with a minimum annual fee of $4,800, imposed upon Fund reaching certain asset levels, plus transaction and other out-of-pocket charges.

6. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if, based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740), it is more likely-than-not some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods, significant redemptions, and the associated risks that operating and capital loss carryforwards may expire unused.

At May 31, 2020, the Fund determined a valuation allowance was required.

Changes to the factors considered in assessing the Fund’s valuation allowance may result in the Fund revising its position as to the recoverability of its deferred tax assets which may result in a change to the valuation allowance at a later date and could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2020, are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$57,898,968
Capital loss carryforward (tax basis)	97,974,498
Other	9,929
Unrealized losses on investment securities (tax basis) – net	22,379,843
Total deferred tax asset	178,263,238
Valuation allowance	(178,263,238)
Net deferred tax asset	$—

The net operating loss carryforward is available to offset future taxable income. The Fund has the following net operating loss and capital loss carryforward amounts:

Fiscal Period Ended Net Operating Loss	Amount	Expiration
November 30, 2015	$12,065,272	November 30, 2035
November 30, 2016	62,681,569	November 30, 2036
November 30, 2017	77,956,625	November 30, 2037
November 30, 2018	46,816,412	November 30, 2038
November 30, 2019	—	—
November 30, 2020	52,137,134	Indefinite
Total Fiscal Period Ended Net Operating Loss	$251,657,012

Fiscal Period Ended Net Capital Loss	Amount	Expiration
November 30, 2015	$16,220,624	November 30, 2020
November 30, 2016	146,278,454	November 30, 2021
November 30, 2017	18,645,662	November 30, 2022
November 30, 2018	13,056,608	November 30, 2023
November 30, 2019	147,423,655	November 30, 2024
November 30, 2020	88,471,453	November 30, 2025
Total Fiscal Period Ended Net Capital Loss	$430,096,456

24 | MainGate mlp fund

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The net operating loss prior to the Tax Cuts and Jobs Act (“TCJA”) can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2035. Any NOLs arising in tax years beginning after December 31, 2017 will have an indefinite carry forward period. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. On March 27, 2020 the Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law. The CARES Act delays the application of the 80% net operating loss limitation to tax year ending November 30, 2022 and beyond.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2020, as follows:

Total Tax Expense (Benefit)	Amount	Rate
Tax Expense (Benefit) at Statutory Rates	$(44,181,389)	(21.00)%
State Income Tax Expense (Benefit) (Net of Federal Benefit)	(3,744,177)	(1.78)%
Tax Expense (Benefit) on Permanent Items(1)	185,206	0.09%
Other	(1,268,136)	(0.60)%
Change in State Rate	669,407	0.32%
Change in Valuation Allowance	48,339,089	22.97%
Total Tax Expense (Benefit)	—	0.00%

(1)	Permanent Items are made up of dividends received deductions, non-deductible expenses from K-1s, and tax exempt income from K-1s.

At May 31, 2020, the Fund did not have a current tax expense or benefit due to the use of a valuation allowance.

At May 31, 2020, the tax cost basis of investments was $999,632,416 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,541,603
Gross unrealized depreciation	(164,786,309)
Net unrealized depreciation	$(98,244,706)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to timing differences of income recognition from the Fund’s MLP investments and wash sales on security transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. The tax years since 2016 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7. Investment Transactions

For the period ended May 31, 2020, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $279,903,090 and $177,362,231 (excluding short-term securities), respectively.

SEMI-ANNUAL REPORT 2020 • 25

8. Share Transactions

Transactions of shares of the Fund were as follows:

	For the Six Months Ended May 31, 2020		Year Ended November 30, 2019
Class A Shares	Amount	Shares	Amount	Shares
Sold	$7,852,734	1,917,281	$16,308,566	2,389,575
Dividends Reinvested	1,855,744	406,215	5,562,067	809,883
Redeemed	(21,890,939)	(4,626,314)	(37,124,308)	(5,462,695)
Net Decrease	$(12,182,461)	(2,302,818)	$(15,253,675)	(2,263,237)

	For the Six Months Ended May 31, 2020		Year Ended November 30, 2019
Class C Shares	Amount	Shares	Amount	Shares
Sold	$1,522,426	308,617	$4,039,965	617,242
Dividends Reinvested	1,174,345	266,911	3,626,108	545,947
Redeemed	(7,514,949)	(1,677,867)	(16,330,074)	(2,502,522)
Net Decrease	$(4,818,178)	(1,102,339)	$(8,664,001)	(1,339,333)

	For the Six Months Ended May 31, 2020		Year Ended November 30, 2019
Class I Shares	Amount	Shares	Amount	Shares
Sold	$545,821,412	124,396,478	$743,222,753	106,443,839
Dividends Reinvested	38,003,699	8,446,476	82,181,907	11,666,212
Redeemed	(450,562,614)	(98,204,760)	(803,430,285)	(117,890,158)
Net Increase	$133,262,497	34,638,194	$21,974,375	219,893

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately.

10. Risk Factors

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments. COVID-19 has had a material adverse effect on global, national and local economies, which could impact MLPs and midstream companies in which the Fund invests as a result of lower energy prices and an uncertain outlook, which could limit production growth and drive increased credit risk for MLP counterparties.

11. Subsequent Events

The Fund has adopted standards which establish general standards of accounting for disclosure of events that occur after the Statement of Assets and Liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

On July 21, 2020 the Fund declared a distribution payable of $0.100 per share, to Class A shareholders, Class C shareholders, and Class I shareholders of record on July 20, 2020, and payable on July 22, 2020.

26 | MainGate mlp fund

Additional Information | unaudited

May 31, 2020

Trustee and Officer Compensation

The Fund does not compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2020, the aggregate compensation paid by the Fund to the independent trustees was $48,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund’s Statement of Additional Information includes additional information about the trustees and is available on the Fund’s Web site at www.maingatefunds.com or the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding

Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; concentration risk; energy sector risk; commodities risk; MLP and other tax risks, such as deferred tax assets and liabilities risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward- looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward- looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the most recent 12-month period ended June 30 is available to shareholders without charge by visiting the SEC’s Web site at www.sec.gov.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Part F of Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll- free at 855.MLP.FUND (855.657.3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Management

Agreement Renewal | unaudited

The Board of Trustees of MainGate MLP Fund (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to approve the continuation of the Fund’s management agreement (the “Advisory Agreement”) with its investment advisor, Chickasaw Capital Management LLC (the “Advisor”). The Board of Trustees requests and evaluates all information that it deems reasonably necessary under the circumstances in connection with this annual review.

At the Trustees’ in-person meeting held on January 27, 2020, the Trustees, including all of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Fund or of the Advisor (the “Independent Trustees”), approved the continuation of the Fund’s Advisory Agreement for an additional year. In considering the renewal of the Advisory Agreement, the Trustees reviewed a variety of materials related to the Fund and the Advisor, including: (i) information about the advisory fees paid by, and the expense ratio of, the Fund compared to peer group funds; (ii) information about the Fund’s performance versus its peers and benchmark index, and composite performance information for other accounts managed by the Advisor; (iii) the Advisor’s Form ADV Part 1A and 2A; (iv) the Advisor’s Balance Sheet as of November 30, 2019, Profit & Loss Statement for the period from January 1 through November 30, 2019, and the Advisor’s profitability analysis with respect to the Advisor’s relationship with the Fund for the period from January 1 through November 30, 2019; (v) a copy of the Fund’s Advisory Agreement; and (vi) an executed copy of the Advisor’s agreement to continue capping certain operating expenses of the Fund through March 31, 2021.

In considering the renewal of the Advisory Agreement and reviewing these materials, the Board was assisted by the Fund’s legal counsel, Chief Compliance Officer, and portfolio managers (who are also executives of the Advisor). The Independent Trustees considered the Advisory Agreement in Executive Session with the Fund’s legal counsel and Chief Compliance Officer, as well as in the presence of the full Board. The Board also met with executives of the Advisor to discuss the Advisor’s services and personnel, as well as the Fund’s fees, performance, and peer group comparisons.

SEMI-ANNUAL REPORT 2020  •  27

Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated these matters differently, giving different weights to various factors. The Trustees did not identify any single matter as all-important or controlling in arriving at a decision, and the following summary does not detail all of the matters considered. It is also important to recognize that the Trustees’ evaluation of the Advisor and the Advisory Agreement is an ongoing process, with the Trustees meeting annually to consider the continuation of the Advisory Agreement, and quarterly to discuss and consider, among other things, the Advisor’s services to the Fund. Accordingly, the Trustees’ determinations described below may be based, in part, on their consideration of these matters at previous meetings.

A. Nature, Extent, and Quality of Services: The Trustees examined the Advisor’s ability to provide high quality investment management services to the Fund. The Trustees considered that the Advisor’s services to the Fund include providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with applicable Fund policies and regulatory obligations, serving as administrator for the Fund’s Liquidity Risk Management Program, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of the Advisor’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at the Advisor who provide services to the Fund. The Trustees noted the passing of David N. Fleischer, a former portfolio manager for the Fund who provided MLP research and analysis. The Trustees considered that the Fund’s two remaining portfolio managers would continue to manage the Fund. The Trustees also noted that the Advisor had added a number of research analysts and other staff since the Fund’s inception.

The Trustees considered the Advisor’s investment philosophy, research and decision-making processes, the Advisor’s ability to attract and retain capable research and advisory personnel, the capability of the Advisor’s senior management and staff, and the level of skill required to manage the Fund’s portfolio. In addition, the Trustees considered the Advisor’s representations regarding its risk management process, including the Advisor’s role as administrator of the Fund’s Liquidity Risk Management Program.

Based on the foregoing, the Trustees concluded that the Advisor’s investment process, research capabilities, and philosophy remain well suited to the Fund given the Fund’s investment objectives and policies.

B. Fund Performance. The Trustees reviewed and discussed information regarding the Fund’s performance over various periods, as measured by the Fund’s Class I shares. Among other things, the Trustees reviewed comparisons of the Fund’s performance to the performance of the following for periods ended December 31, 2019: (i) five peer MLP registered funds; (ii) a composite of the Advisor’s separately managed accounts that invest in MLP interests on a discretionary basis (the “SMA Composite”); and (iii) the S&P 500 Index. The Trustees also reviewed certain performance information for a private fund managed by the Advisor that invests primarily in MLP interests (the “Private MLP Fund”).

The Trustees noted that the Fund had performed better than several of its peers for the one-year period, and had strong long-term relative performance, outperforming four peer group funds since the Fund’s first full month of operations (March 2011). The Trustees also considered that the Fund, along with the MLP peer group funds, had underperformed the S&P 500 Index over the one-, three-, and five- year periods, and since March 2011. The Trustees considered the Advisor’s representation that much of the Fund’s underperformance relative to the S&P 500 Index is the result of the downturn in MLP and energy markets compared to the equity markets tracked by the S&P 500 Index.

The Trustees reviewed information about the performance of the Advisor’s SMA Composite and Private MLP Fund. The Trustees considered the Advisor’s representation that any variations in performance among the Fund, SMA Composite and Private MLP Fund were primarily due to the timing of cash flows and tax differences. The Trustees also considered information provided by the Advisor regarding its investment allocation procedures for managing the Fund alongside other client accounts that invest in MLPs.

C. Fee Rate and Profitability. The Trustees considered the advisory fee paid by the Fund under the Advisory Agreement and compared information concerning the Fund’s advisory fee to the advisory fees of certain peer group funds. The Trustees observed that the Fund’s advisory fee is higher than the advisory fees paid by other peer group funds. The Trustees considered the Fund’s advisory fee in light of the services provided by the Advisor to the Fund and the Fund’s strong long-term performance relative to its peers. The Trustees also noted that the Advisor has agreed to continue to waive its advisory fee and/or reimburse expenses of the Fund to the extent that the Fund’s total annual operating expenses (excluding certain items, such as deferred tax and extraordinary expenses) exceed 1.50% through March 31, 2021. The Trustees observed that the Fund’s total annual operating expenses are currently below this level.

The Trustees also considered information regarding advisory fees charged by the Advisor to its other clients that invest in MLPs, including separately managed accounts and the Private MLP Fund. The Trustees observed that, in comparison to the Fund’s advisory fee, the Advisor earns both lower and higher advisory fees from certain separate accounts and a lower advisory fee from sub-advisory/wrap fee program accounts, while the Private MLP Fund pays the same advisory fee as the Fund. The Trustees took into consideration that, relative to the Fund, the Advisor’s administrative, management, regulatory, and reporting responsibilities with respect to these other accounts and the Private MLP Fund are less extensive.

28   |   MainGate mlp fund

The Trustees considered a profitability analysis prepared by the Advisor with respect to its management of the Fund, which showed that, whether or not marketing expenses are taken into consideration, the Advisor is earning a profit as a result of managing the Fund. The Trustees determined that the profit was not excessive. The Trustees also evaluated the other direct and indirect benefits of the advisory relationship to the Advisor, including any “fallout benefits,” such as reputational value derived from serving as investment advisor to the Fund. The Trustees considered the Advisor’s representation that it does not have, and does not currently expect to enter into, any soft dollar arrangements with respect to the Fund. The Trustees also noted the Advisor’s representation that any 12b-1 fees received by the Advisor are used for eligible marketing expenses that are expected to benefit the Fund, including but not limited to payments to selling brokers and mutual fund distribution platforms.

Based on these factors, including the nature and quality of services provided by the Advisor, the Trustees concluded that the Fund’s current advisory fee represents reasonable compensation to the Advisor in light of the nature and quality of services provided to the Fund, the fees paid by comparable funds, and the profitability of the Advisor with respect to the Fund.

D. Economies of Scale. In determining the reasonableness of the Fund’s advisory fee and the Advisor’s profitability, the Trustees also considered the extent to which economies of scale might be realized by the Advisor if the assets of the Fund were to grow, and the extent to which this is reflected in the Fund’s advisory fee. The Trustees considered the Advisor’s representation that, in light of the size of the Fund, the profitability of the Fund to the Advisor, and the Fund’s advisory fee, the Advisor was not realizing benefits from economies of scale in managing the Fund to such an extent that the Fund’s advisory fee should be reduced or that advisory fee breakpoints should be introduced at this time.

SEMI-ANNUAL REPORT 2020  •  29

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

• Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

• Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

30   |   MainGate mlp fund

Fund Service Providers

May 31, 2020

Board of Trustees

Geoffrey P. Mavar*, Chairman of the Board
Robert A. Reed, Lead Independent Trustee
David C. Burns, Independent Trustee

Moss W. Davis, Independent Trustee
Marshall K. Gramm, Independent Trustee
Matthew G. Mead*, Interested Trustee
Barry A. Samuels, Independent Trustee
Darrison N. Wharton, Independent Trustee

Officers

Matthew G. Mead*, President and Chief Executive Officer
Geoffrey P. Mavar*, Treasurer and Chief Financial Officer
Gerard Scarpati, Chief Compliance Officer

Andrew E. Garrett*, Secretary

Investment Adviser

Chickasaw Capital Management, LLC

6075 Poplar Avenue, Suite 720, Memphis, TN 38119

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel

Bryan Cave Leighton Paisner LLP

One Metropolitan Square, St. Louis, MO 63102

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830, Milwaukee, WI 53202

*Employed by Chickasaw Capital Management, LLC.

SEMI-ANNUAL REPORT 2020  •  31

Notes

32   |   MainGate mlp fund

MAINGATE
MLP FUND

Access to MLPs with the convenience of a Mutual Fund

For customer service and Fund transactions... 855.657.3863

For news, research and more Fund information... maingatefunds.com

Mutual fund investing involves risk. Principal loss is possible.

Must be preceded or accompanied by a prospectus.

BACK COVER | NOT PART OF REPORT

Quasar Distributors, LLC, distributor.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Treasurer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  MainGate Trust

By (Signature and Title) /s/ Matthew G. Mead
Matthew G. Mead, President & Chief Executive Officer

Date July 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Matthew G. Mead
Matthew G. Mead, President & Chief Executive Officer

Date July 31, 2020

By (Signature and Title) /s/ Geoffrey P. Mavar
Geoffrey P. Mavar, Treasurer & Chief Financial Officer

Date July 31, 2020